YIELDQUEST FUNDS

Supplement dated August 3, 2007
To Prospectus and Statement of Additional Information dated December 29, 2006

           Effective as of August 1, 2007, BISYS Fund Services Ohio, Inc. (“BISYS”), the Funds’ administrator, fund accounting agent and transfer agent, was re-named Citi Fund Services Ohio, Inc. (“CFSO”) following the acquisition of The BISYS Group, Inc., the parent company of BISYS, by a subsidiary of Citibank N.A. (“Citi”). All references to BISYS Fund Services Ohio, Inc. in the Prospectus and Statement of Additional Information are hereby replaced with Citi Fund Services Ohio, Inc.

           No changes have been made with respect to the addresses stated in the Prospectus and Statement of Additional Information.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated December 29, 2006, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at (877) 497-3634. You should retain this Supplement for future reference.